Disclosure of detailed informaton about redeemable preference shares with no fixed redemption date (Details) - Redeemable Preference Shares With No Fixed Redemption Date [Member] $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Statements [Line Items]
Balance, December 31, 2017	$ 0
Initial recognition of preferred shares at fair value	148,850
Fair value adjustment for the year	4,801
Balance, December 31, 2018	$ 153,651